                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Conexant Systems, Inc. on Form S-8 of our report dated October 29,1999, appearing in the Annual Report on Form 10-K of Conexant Systems, Inc. for the year ended September 30, 1999.


/s/ DELOITTE & TOUCHE LLP


Costa Mesa, California
July 26, 2000